SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

SPX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-6498 (Commission File Number)	38-1016240 (I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

Item 7.	Financial Statements and Exhibits.

  (c) Exhibits.

99.1	Press Release issued July 28, 2003.

Item 12.	Results of Operations and Financial Condition.

On July 28, 2003, we issued the press release filed as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: July 25, 2003	By:	/s/ PATRICK J. O’LEARY
Patrick J. O’Leary
Vice President Finance,
Treasurer and Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued July 28, 2003.

E-1